UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2018

Skyline Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-4714	35-1038277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 743, 2520 By-Pass Road

Elkhart, Indiana 46515

(Address of principal executive offices)

(574) 294-6521

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 8, 2018, in connection with the previously announced Share Contribution & Exchange Agreement dated as of January 5, 2018 (the “Exchange Agreement”) between Skyline Corporation (“Skyline” or the “Company”) and Champion Enterprises Holdings, LLC (“Champion Holdings”), Skyline filed an application for the listing of its common stock, $0.0277 par value per share, on the New York Stock Exchange (the “NYSE”). Skyline’s common stock is currently listed on the NYSE American under the symbol “SKY.” The filing of the NYSE listing application effectively acts as an application to transfer the listing of Skyline’s common stock from the NYSE American to the NYSE.

Pending approval of the application, Skyline anticipates that the common stock of Skyline Champion Corporation, the combined company after giving effect to the transactions contemplated by the Exchange Agreement (the “Exchange”), will begin trading on the NYSE under the trading symbol “SKY” upon the completion of the Exchange, which is expected to occur in the first half of 2018. Until that time, Skyline’s common stock will continue to trade on the NYSE American under the trading symbol “SKY.”

Forward-Looking Statements

Except for historical information contained herein, this document expresses “forward-looking statements” which are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995, as amended. Such matters include forward-looking statements regarding the prospective effects and timing of the proposed Exchange. Generally, the words “believe,” “expect,” “intend,” “estimate,” “project,” “will,” and similar expressions indicate forward-looking statements. Those statements, including statements, projections, estimates, or assumptions concerning future events or performance, and other statements that are other than statements of historical fact, are subject to material risks and uncertainties. Skyline cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Skyline may make other written or oral forward-looking statements from time to time. Readers are advised that various important factors could cause Skyline’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include, but are not limited to: potential failure to obtain Skyline shareholder approval of the Exchange-related proposals; potential failure to satisfy conditions to the consummation of the Exchange on the proposed terms and within the proposed timeframes; costs or difficulties relating to integration matters might be greater than expected; material adverse changes in Skyline’s operations or earnings; changes in laws, regulations, or accounting principles generally accepted in the United States; the effect of the recently enacted Tax Cuts and Jobs Act on Skyline and its subsidiaries; Skyline’s competitive position within the markets it serves; unforeseen downturns in the local, regional, or national economies or in the specific regions in which Skyline has market concentrations; and other risks discussed in Skyline’s filings with the SEC, including its Annual Report on Form 10-K, which filings are available from the SEC. Skyline undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.

Additional Information for Shareholders

In connection with Skyline’s special meeting of shareholders scheduled for May 29, 2018, Skyline has filed with the SEC and furnished to Skyline’s shareholders a definitive proxy statement dated April 25, 2018. The proxy statement contains important information about the Exchange-related matters to be voted on by Skyline’s shareholders at the special meeting (the “Company Shareholder Approval Matters”). SKYLINE’S SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED EXCHANGE (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY SHAREHOLDER APPROVAL MATTERS AND THE PROPOSED EXCHANGE. Skyline’s shareholders can obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Skyline’s shareholders also can obtain, without charge, a copy of the definitive proxy statement and other relevant documents by directing a request by mail or telephone to Skyline Corporation, 2520 By-

Pass Road, P.O. Box 743, Elkhart, Indiana 46514, Attention: Corporate Secretary, or by calling (574) 294-6521, or from Skyline’s website at www.skylinecorp.com under the tab “Investors – SEC Filings.” The information available through Skyline’s website is not and shall not be deemed part of this Current Report on Form 8-K or incorporated by reference into other filings Skyline makes with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

This communication is not a solicitation of proxies in connection with the proposed Exchange. However, Skyline and its directors and officers may be deemed to be participants in the solicitation of proxies from Skyline’s shareholders with respect to the special meeting of shareholders that will be held to consider the Company Shareholder Approval Matters in connection with the Exchange. Information concerning the ownership of Skyline securities by Skyline’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5 and additional information about Skyline’s directors and executive officers and their ownership of Skyline’s common stock is set forth in Skyline’s definitive proxy statement dated April 25, 2018 in connection with the special meeting. Shareholders may obtain additional information regarding the interests of Skyline and its directors and executive officers in the proposed Exchange, which may be different than those of Skyline’s shareholders generally, by reading the definitive proxy statement and other relevant documents regarding the proposed Exchange, as filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyline Corporation
Date: May 14, 2018

	By:	/s/ Jon S. Pilarski
	Printed Name:	Jon S. Pilarski
	Title:	Chief Financial Officer